(r)

This presentation will contain certain forward-looking statements, as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are, however, subject to certain risks and uncertainties that could cause actual results to differ materially from those implied by the forward-looking statements. Without limitation, these risks and uncertainties include increased competition, dependence on new management, reliance on certain customers and corporate partnerships, shortages of raw materials, dependence on industry trends, access to capital, acceptance of new technology and products, and government regulation. Listeners should review and consider the various disclosures made by the Company in this presentation, its Offering Memorandum and in its reports to its stockholders and periodic reports on Forms 10-K and 10-Q. We can give not assurance that the expectations reflected in our forward-looking statements will prove to be correct. Our actual results could differ materially from those anticipated in these forward-looking statements. All written and oral forward looking statements attributable to us are expressly qualified in their entirety by the factors we disclose that could cause our actual results to differ materially from our expectations. Forward-Looking Statements

William P. Greubel President and CEO Mark R. Holden SVP and CFO Christopher A. Black VP and Treasurer Wabash National Presenters

Issuer: Wabash National Corporation (NYSE: WNC) Offering: $100,000,000 Convertible Senior Unsecured Notes Structure: 5-year non-call life Format: 144A Use of Proceeds: Repay existing indebtedness Timing: July 23rd launch 2-3 day marketing effort Concurrent Financing: $250 million Asset Backed Credit facility, underwritten by Fleet Capital Agents: Merrill Lynch & Co. BB&T Capital Markets The Offering

#1 brand Leading innovator of proprietary products Long-standing sole-sourced core customer partnerships Executing dramatic turnaround plan in severe trough Implementing flexible, efficient manufacturing platform Dedicated union-free workforce Premier position in fundamental freight transportation sector Largest manufacturer of truck trailers in North America Transportation Equipment Leader

Founded as start-up in 1985 Rapid growth throughout 1990s - revenue focused #1 industry position since 1994 ~40,000 trailer annual production (2003 estimate) vs. ~70,000 peak (1999) Historic industry downturn catalyst for change Successful turnaround in motion Disciplined operating philosophy Cash flow and earnings focus Significant deleveraging activity Production efficiency and cost reduction Professional management team expanded Company Overview

Proprietary composite trailers offer customers several advantages vs. standardized equipment Low maintenance cost Increased durability Enhanced trade in values Reduced total cost of ownership 1997 1998 1999 2000 2001 2002 YTD 6/30/03 East 7288 17983 36649 36755 24782 27275 15404 West 15.1 29.5 52.5 55.5 78.2 78.6 78.1 Leading Product Innovation - DuraPlate(r) DuraPlate Volume % of Total Units Excellent product acceptance Significant additional share opportunity Estimated less than 10% market share

Sole Sourced Core Customers

Consolidation Trend Continues 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr Other 0.99 27.4 90 20.4 Top Ten Carriers 0.01 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr Other 0.89 27.4 90 20.4 Top Ten Carriers 0.11 Other - 99% Top-10 Carriers - 1% 1980 2000 Other - 89% Top-10 Carriers - 11% Source: Eno Transportation Foundation Our large, sophisticated core customers are driving consolidation

Freight Transportation is Critical to U.S. Economy 2002 2.8 million trailers in U.S. Trailer Build: Replacement rate 180,000 - 200,000 Over 2 trillion ton-miles of cargo transported by truck trailers in 2002 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr Other 0.67 27.4 90 20.4 Remaining Freight Industry 0.33 Freight Revenue $700 Billion Remaining Freight Industry - 33% Truck - 67% Data Source: ACT Publications

1996 1997 1998 1999 2000 2001 2002 East 1.49 1.53 1.53 1.3 1.64 1.55 1.02 Transportation Equipment Linkages Pent up demand Historically, 1.5 trailers have been built for each Class 8 HDD truck Truckers generally operate their fleets with three trailers for each tractor U.S. Trailers & Chassis and U.S. Class 8 HDD Trucks Build Ratio Ratio Data Source: ACT Publications

Trucking Industry "Perfect Storm" Recent improvement in industry fundamentals are encouraging and evidence signs of positive momentum Economic Downturn Slows Velocity of Freight Movement Dramatic Trucking Cost Increases (Fuel, EPA Standards, Insurance, Labor) Weak Capitalization Industry Shakeout of Weak Players Major Demand Contraction Sharpest Production Decline in History Desperate Players Pursue Irrational Pricing

The trailer industry has emerged from a historic 28 consecutive month-over-same-month prior year decline Early Evidence of Recovery Data Source: ACT Publications units % change 1996 22 -18 1996 21.5 -23 1996 21 -40 1996 20 -35 1996 21 -34 1996 20 -34 1996 19 -27 1996 19.6 -27.5 1996 19.5 -31 1996 19.6 -30 1996 19 -30 1996 18.7 -27 1997 15.5 -27 1997 16 -23 1997 19 -6 1997 20 -1 1997 22 10 1997 23.2 15 1997 22.1 17.5 1997 24.9 24 1997 27 39 1997 26.7 35 1997 24 29 1997 25.9 40 1998 26 55 1998 27 66 1998 29 65 1998 31 54.8 1998 29 32.5 1998 31.4 35 1998 29.4 34 1998 33.4 25 1998 32.2 22 1998 31.9 24 1999 29 24 1999 30.1 19.5 1999 30 20 1999 31 13 1999 33.5 10 1999 32.8 5 1999 33.1 12 1999 35 16 1999 33 13 1999 33.2 14 1 34 14 1 33.6 9 1 33.2 16 1 32 10 2000 31 7 1 34 9 1 39 11 1 34 6 1 33 5 1 32.6 -6 1 31.5 -7.5 1 30 -9 1 31 -14 1 30 -20 1 24 -35 1 20 -44 2001 15.5 -49 1 17 -50 1 19 -49 1 16 -50 1 17 -48 1 19 -44.9 1 16.5 -42 1 17 -41.5 1 14 -50 1 13 -49 1 9 -47 1 5 -50 2002 4.5 -47 37654 5 -49 37682 4.8 -45 37713 11 -31 37743 12 -30 37774 12.5 -30.5 1 13 -11.5 1 14 -7 1 16.5 10 1 18 25 1 17 33 1 16 84.9 2003 16 87 1 15 79 37683 17.5 65 37714 19 55 2000 18 40 Monthly Trailer Production % Change Month-Over-Same-Month Prior Year units % change 1996 22 -18 1996 21.5 -23 1996 21 -40 1996 20 -35 1996 21 -34 1996 20 -34 1996 19 -27 1996 19.6 -27.5 1996 19.5 -31 1996 19.6 -30 1996 19 -30 1996 18.7 -27 1997 15.5 -27 1997 16 -23 1997 19 -6 1997 20 -1 1997 22 10 1997 23.2 15 1997 22.1 17.5 1997 24.9 24 1997 27 39 1997 26.7 35 1997 24 29 1997 25.9 40 1998 26 55 1998 27 66 1998 29 65 1998 31 54.8 1998 29 32.5 1998 31.4 35 1998 29.4 34 1998 33.4 25 1998 32.2 22 1998 31.9 24 1998 29 24 1998 30.1 19.5 1999 30 20 1999 31 13 1999 33.5 10 1999 32.8 5 1999 33.1 12 1999 35 16 1999 33 13 1999 33.2 14 1999 34 14 1999 33.6 9 1999 33.2 16 1999 32 10 2000 31 7 2000 34 9 2000 39 11 2000 34 6 2000 33 5 2000 32.6 -6 2000 31.5 -7.5 2000 30 -9 2000 31 -14 2000 30 -20 2000 24 -35 2000 20 -44 2001 15.5 -49 2001 17 -50 2001 19 -49 2001 16 -50 2001 17 -48 2001 19 -44.9 2001 16.5 -42 2001 17 -41.5 2001 14 -50 2001 13 -49 2001 9 -47 2001 5 -55 2002 4.5 -47 2002 5 -49 2002 4.8 -45 2002 11 -31 2002 12 -30 2002 12.5 -30.5 2002 13 -11.5 2002 14 -7 2002 16.5 10 2002 18 25 2002 17 33 2002 16 84.9 2003 16 87 2003 15 79 2003 17.5 65 2003 19 55 2003 18 40 Units (000's)

Positive Industry Momentum Units Data Source: ACT Publications 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003E 2004E 2005E 2006E Total Trailers 179000 173000 164000 161000 161000 147677 120156 162881 185304 233189 279242 202952 235517 285230 318788 275223 140100 139658 182000 246000 297000 297000 U.S. Trailer Industry Shipments 200,000 - 225,000 units considered normalized build

Cash generation Workplace safety: 75% improvement Best-in-class quality Production schedule attainment: 100% Capacity optimization Standardized product and process Pricing and trade-in discipline Continuous Improvement: Reduced trailer costs by over $1,000 Our Mission: Operational Excellence Executing Operational Turnaround Plan

Production associates have remained union-free and are now empowered with change initiatives Management infusion brings best practices from diverse industries, including automotive Professional management team expanded Achieved dramatic positive results within 24 months Strengthened fiscal discipline Poised to lead Wabash to next level Built Dedicated and Talented Team

Financial Review

Much of the Heavy Lifting Has Been Done Over the Past 18-24 Months Rationalized manufacturing capacity Closed 2 of 3 plants Normalized used trailer inventories Reduced from $110 million (11,500 units) to $25 million (4,300 units) Resolved legacy trade-in practices Reduced open trade commitments from $100 million to $20 million Divested international operations Refinanced and restructured debt 2 year $400 million restructuring bridge facility Preserved $400 million of shareholder value Increased liquidity Increased from less than $5 million to $50 million Our Mission: Financial Strength

Structural Margin Improvement Achieving peak margins today, yet at only 56% of peak volumes Source: ACT and Company Management

Wabash is poised to generate significant Free Cash Flows Low Capital Intensive Business Source: BB&T Research Estimates

Significant Debt Repayment Dec-01 Mar-02 Jun-02 Sep-02 Dec-02 Mar-03 June-03 Sep-03 Dec-03 adf 455 454 393 388 345 339 330 295 260 Total Debt ($ in millions) $100 million debt repaid in 2002; another $100 million planned for 2003 43% Debt Reduction

New $250 million Asset Based Loan Fully underwritten by Fleet Capital $200 mm Revolver $50 mm Term Loan Substantially lower interest expense and more advantageous structure Announced on July 15, 2003, expected to close third quarter 2003 Proceeds of new $100 million Senior Unsecured Convertible Notes used to pay-down existing indebtedness $35 million bank term loan $65 million Senior Private Notes Proposed Bank Refinancing

Improved Capital Structure $ in millions Interest expense reduction from $36 million to $14 million Scheduled principal amortization reduction from $84 million to $16 million Total debt service reduction from $120 million to $30 million

Summary

Numbers Must Be Achieved - No Excuses! Major Critical Issues Are Within Our Control Industry Cycle is Recovering Off Historic Lows Structural Margin Improvement Dramatically Improved Capital Structure Operational Excellence & Financial Strength We Control Our Destiny